UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  May 21, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                    0-27617                  48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)


         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
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               (Address of principal executive offices) (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01      NOTICE OF DELISTING OR FAILURE TO SATISFY  CONTINUED LISTING RULE
               OR STANDARD; TRANSFER OF LISTING

     We were not able to file our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, by the May 21, 2007 extended filing date under SEC Rule 12b-25 because of the effort involved in restating our prior financial statements that we filed with the SEC on May 14 and May 16, 2007. We expect to file the Form 10-Q on or before May 31, 2007. We provided written notice of this filing delay to the Nasdaq Stock Market on May 21, 2007.

     On May 24, 2007, we received a Staff Determination Letter from Nasdaq stating that we were not in compliance with Nasdaq Marketplace Rule 4310 (c)(14) because we did not file our Form 10-Q on a timely basis and that this filing delinquency served as a basis for delisting our common stock from the Nasdaq Global Market.

     We issued the press release attached as Exhibit 99.1 to this report this morning announcing receipt of the Nasdaq Staff Determination Letter and our intention to file the delinquent Form 10-Q on or before May 31, 2007.

     We believe we will be in compliance with all Nasdaq Marketplace Rules when the delinquent Form 10-Q is filed and expect that our common stock will continue to be listed on the Nasdaq Global Market. We intend to file all future periodic reports with the SEC on a timely basis.

ITEM 8.01      OTHER INFORMATION

     As described in the attached press release, we have scheduled our quarterly earnings call for May 31, 2007 at 5:00 p.m. (E.D.T.) We expect to issue a press release with our first quarter 2007 earnings on or before May 31, 2007.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number                Description

99.1                          Press release dated May 25, 2007.



Cautionary note regarding forward-looking statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. Factors that might affect actual results, performance or achievements include, among other things, the matters discussed in this report, the completed restatement of our historical financial statements, future legal, accounting or regulatory developments relating to our stock option and non-vested share awards or our accounting for those awards, potential claims or liability that may arise as a result of these matters, that the accounting adjustments made by us could have negative tax implications for the Company, the potential for delisting of our common stock on the Nasdaq Stock Market, the effectiveness of remedial measures adopted by management and our Board of Directors, and other actions that may be taken as a result of these matters. In addition to the matters described in this report, risks and uncertainties are described from time to time



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in our filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no responsibility to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE MANAGEMENT NETWORK GROUP, INC.


Date:  May 25, 2007            By:   /s/ Donald E. Klumb
                                     ------------------------------------------
                                     Donald E. Klumb
                                     Vice President and Chief Financial Officer